DEFERRED FINANCING COSTS (Tables)	12 Months Ended
Dec. 31, 2013
Schedule of Deferred Financing Cost [Table Text Block]
	2013	2012

Loss for the year	$(750,942)	$(7,631,636)

Computed “expected” tax (benefit) expense	$(255,000)	$(2,671,073)
Non deductible (taxable) items	(83,000)	425,576
Lower effective income tax rate on loss of foreign subsidiaries	59,000	466,378
Valuation allowance	279,000	1,779,119

Net expected tax (benefit) expense	$—	$—